UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2012

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

JPM Financing

On February 15, 2012, FS Investment Corporation (“FSIC”), through its two wholly-owned, special purpose bankruptcy-remote subsidiaries, Locust Street Funding LLC (“Locust Street”) and Race Street Funding LLC (“Race Street”), amended its debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch (“JPM”) to increase the amount of debt financing available under the arrangement from $300 million to $400 million.

In connection with the increase in the amount available under the debt financing arrangement, FSIC may sell from time to time additional loans in its portfolio having an aggregate market value of approximately $200 million to Locust Street pursuant to the asset transfer agreement, dated as of July 21, 2011, as amended by Amendment No. 1 thereto, dated as of February 15, 2012 (the “Asset Transfer Agreement Amendment”), between FSIC and Locust Street.  As a result of the Asset Transfer Agreement Amendment, FSIC may sell an aggregate of $800 million in loans to Locust Street.  In addition, Locust Street and Citibank, N.A., as trustee, entered into Supplemental Indenture No. 1, dated as of February 15, 2012 (the “Supplemental Indenture”), to the Indenture, dated as of July 21, 2011, between Locust Street and Citibank, N.A., pursuant to which the aggregate principal amount of Class A Floating Rate Notes (“Class A Notes”) to be issued by Locust Street from time to time to Race Street was increased from $420 million to $560 million.

Pursuant to the transactions, Race Street and JPM entered into the Amended and Restated Confirmation, dated as of February 15, 2012 (the “A&R Confirmation” and together with the master repurchase agreement and related annex, each dated as of July 21, 2011, the “Amended JPM Facility”), which amends and restates the confirmation dated as of July 21, 2011, to increase the maximum aggregate principal amount of Class A Notes that may be purchased and sold under the Amended JPM Facility from $420 million to $560 million.  Pursuant to this facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 71% of the principal amount of Class A Notes purchased. Accordingly, the maximum amount payable at any time by JPM to Race Street under the Amended JPM Facility has increased from $300 million to $400 million.

No other material terms of this financing arrangement with JPM changed in connection with the Asset Transfer Agreement Amendment, the Supplemental Indenture or the A&R Confirmation.

The foregoing descriptions of the Asset Transfer Agreement Amendment, Supplemental Indenture, Class A Notes and A&R Confirmation, as set forth in this Item 1.01, are summaries only and are each qualified in all respects by the provisions of the Asset Transfer Agreement Amendment, Supplemental Indenture, Class A Notes and A&R Confirmation, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Total Return Swap

On February 16, 2012, a wholly-owned financing subsidiary of FSIC, Arch Street Funding LLC (“Arch Street”), entered into a second amendment and restatement of the confirmation letter agreement (the “Second Amended and Restated Confirmation”) governing its total return swap (the “TRS”) for senior secured floating rate loans with Citibank, N.A.  Pursuant to the Second Amended and Restated Confirmation, the maximum market value of the portfolio of loans subject to the TRS (determined as of the time that each such loan becomes subject to the TRS) was increased from $300 million to $515 million. Pursuant to the Second Amended and Restated Confirmation, Arch Street pays to Citibank, N.A. interest at a rate equal to one-month LIBOR + 1.25% per annum through March 1, 2012 and at a rate equal to one-month LIBOR + 1.27% per annum thereafter.  No other material terms of the TRS changed in connection with the Second Amended and Restated Confirmation.

The foregoing description of the Second Amended and Restated Confirmation is a summary only and is qualified in all respects by the provisions of the Second Amended and Restated Confirmation, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K under the heading “JPM Financing” is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance of FSIC. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission. FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Amendment No. 1 to the Asset Transfer Agreement, dated as of February 15, 2012, between FS Investment Corporation and Locust Street Funding LLC.
10.2	Supplemental Indenture No. 1, dated as of February 15, 2012, between Locust Street Funding LLC and Citibank, N.A.
10.3	Locust Street Funding LLC Class A Floating Rate Secured Note, due 2021.
10.4	Amended and Restated Confirmation, dated as of February 15, 2012, between Race Street Funding LLC and JPMorgan Chase Bank, N.A., London Branch.
10.5	Amended and Restated Confirmation Letter Agreement, dated as of February 16, 2012, by and between Arch Street Funding LLC and Citibank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	February 21, 2012	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Amendment No. 1 to the Asset Transfer Agreement, dated as of February 15, 2012, between FS Investment Corporation and Locust Street Funding LLC.
10.2	Supplemental Indenture No. 1, dated as of February 15, 2012, between Locust Street Funding LLC and Citibank, N.A.
10.3	Locust Street Funding LLC Class A Floating Rate Secured Note, due 2021.
10.4	Amended and Restated Confirmation, dated as of February 15, 2012, between Race Street Funding LLC and JPMorgan Chase Bank, N.A., London Branch.
10.5	Amended and Restated Confirmation Letter Agreement, dated as of February 16, 2012, by and between Arch Street Funding LLC and Citibank, N.A.